SUPPLEMENT DATED November 3, 2003

TO THE PROSPECTUS and THE SAI OF

INTEGRITY FUND OF FUND, INC.

Dated May 1, 2003

TO THE PROSPECTUS and THE SAI

I. Through out the Prospectus and SAI the following names have changed to:

a) ND Money Management, Inc. (the Investment Adviser) has changed to: Integrity Money Management, Inc.

b) ND Resources, Inc (the Transfer Agent) has changed to: Integrity Fund Services, Inc.

TO THE PROSPECTUS

I. The first full paragraph in the section “How To Purchase Shares” on page 13 is replaced with the following:

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. If you sell your shares within five years of purchase, you will have to pay a contingent deferred sales charge (CDSC) of 1.5% based on either your purchase price or what you sell your shares for, whichever amount is lower. You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the shares you own in the order purchased. When you redeem shares subject to a CDSC, the CDSC is deducted from your redemption proceeds and paid to ND Capital. Purchases of $1 million or more are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. The Fund’s transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

II. The second full paragraph in the section “How To Sell Shares” on page 16 is replaced with the following:

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a fax, telephone or mail in order to ND Capital for the sale of shares. It is the broker’s or dealer’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

III. The first full paragraph in the section “How To Sell Shares” on page 17 is replaced with the following:

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

TO THE SAI

I. The first full paragraph in the section “Redemptions” on page 26 is replaced with the following:

Any Fund shareholder may require the Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702, alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent will telephone such request to the Distributor. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days of the purchase date).